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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 1999

                                 adam.com, Inc.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-26962                 58-1878070
(State or other                (Commission File Number)    (IRS Employer
jurisdiction of incorporation)                           Identification Number)

                             1600 RIVEREDGE PARKWAY
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:(770) 980-0888

          (Former Name or Former Address, if Changed Since Last Report)


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Item 8. CHANGE IN FISCAL YEAR

     On December 16, 1999, the board of directors of adam.com, Inc. ("the Company") resolved to change the Company's fiscal year end from March 31 to December 31. The Company will file a report on the transition period from March 31, 1999 through December 31, 1999 on a Form 10-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 30, 1999

                                        adam.com, Inc.

                                       By: /s/ Robert S. Cramer, Jr
                                          -------------------------------------
                                       Robert S. Cramer, Jr
                                       Chairman of the Board and Chief Executive
                                       Officer



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